                                                                   Exhibit 10.36

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT
          -----------------------------------------------------------


Warrant No. 4                                          Number of Shares: 120,000
                                                         (subject to adjustment)
Date of Issuance: May 12, 1998


                                   IGI, INC.
                                   ---------


                         Common Stock Purchase Warrant
                         -----------------------------

                           (Void after May 12, 2003)


     IGI, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Mellon Bank, N.A., a national banking association, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the 60th day after the date of issuance and on or before May 12, 2003 at not later than 5:00 p.m. (Buena, New Jersey time), 120,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, at a Exercise Price of $3.50 per share. The shares issuable upon exercise of this Warrant, and the Exercise Price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

     1.   Certain Definitions. As used in this Warrant, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registrable Shares" means (i) the Warrant Shares, and (ii) any other
           ------------------
shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable
         --------  -------
Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 13 of this Warrant, is not entitled to the rights provided by this Warrant.

          "Securities Act" means the Security Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     2.   Exercise.
          --------

              (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such
          ---------
Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares issued upon such exercise.

              (b) The Registered Holder may, at its option, elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Exercise Price payable in respect of the number of Warrant Shares being issued upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to subsection 2(c) below (the "Exercise Date") over the Exercise Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares issuable pursuant to this method, then the number of Warrant Shares so issuable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Exercise Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

                   (i) If the Common Stock is listed on a national securities exchange, the Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the last reported sale price per share of Common Stock thereon for the ten consecutive trading days ending on the day immediately prior to the Exercise Date;

                   (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined in good faith by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within a forty-five day period prior to the Exercise Date, then
(A) the Fair Market Value per share of Common Stock shall be the amount next determined in good faith by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this subsection 2(b) shall be delayed until such determination is made.

              (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 2(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

              (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                   (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

                   (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Exercise Price payable upon such exercise pursuant to subsection 2(b) above.

              (e) Notwithstanding the foregoing, the Warrant shall become immediately exercisable by the Registered Holder upon (i) the occurrence of an Event of Default (as defined in the Extension Agreement dated April 29, 1998 by and among the Registered Holder, Fleet Bank-N.H., Mellon Bank, N.A., the Company and certain of its subsidiaries) or (ii) the mailing date of written notice by the Company of its intention to exercise its right under Section 8 to redeem Available Warrant Shares (as defined under subsection 8(a)).

          3.  Adjustments.
              -----------

              (a)  General. The Exercise Price shall be subject to adjustment
                   -------
from time to time pursuant to the terms of this Section 3.

              (b)  Diluting Issuances.
                   ------------------

                   (i)   Special Definitions. For purposes of this subsection
                         -------------------
3(b), the following definitions shall apply:

                         (A)  "Option" shall mean rights, options or warrants to
                               ------
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in clause (II) of subsection 3(b)(i)(D) below.

                         (B)  "Original Issue Date" shall mean the date on which
                               -------------------
this Warrant was first issued.

                         (C)  "Convertible Securities" shall mean any evidences
                               ----------------------
of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                         (D)  "Additional Shares of Common Stock" shall mean all
                               ---------------------------------
shares of Common Stock issued (or, pursuant to subsection 3(b)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                         (I) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by this clause (I); or

                         (II) to employees or directors of, or consultants to,
                              the Company pursuant to a plan adopted by the Board of Directors of the Company.

                   (ii)  No Adjustment of Exercise Price. No adjustments to the
                         -------------------------------
Exercise Price shall be made unless the consideration per share (determined pursuant to subsection 3(b)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

                   (iii) Issue of Securities Deemed Issue of Additional Shares
                         -----------------------------------------------------
of Common Stock. If the Company at any time or from time to time after the
---------------
Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subsection 3(b)(v) hereof) of such Additional Shares of Common Stock would be less than the Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A)  No further adjustment in the Exercise Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B)  If such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C)  Upon the expiration or termination of any
unexercised Option, the Exercise Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Exercise Price;

                         (D)  In the event of any change in the number of shares
of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                         (E)  No readjustment pursuant to Clause (B) or (D)
above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (i) the Exercise Price on the original adjustment date, or
(ii) the Exercise Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                   (iv)  Adjustment of Exercise Price Upon Issuance of
                         ---------------------------------------------
Additional Shares of Common Stock. In the event the Company shall at any
---------------------------------
time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 3(b)(iii), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in subsection 3(c)), without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this subsection
                        -------- ----
3(b)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of clause (II) of subsection 3(b)(i)(D)), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

          Notwithstanding the foregoing, the applicable Exercise Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

              (v)  Determination of Consideration. For purposes of this
                   ------------------------------
subsection 3(b), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                   (A)   Cash and Property:  Such consideration shall:
                         -----------------

                         (I)   insofar as it consists of cash, be computed at
the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II)  insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                   (B)   Options and Convertible Securities. The consideration
                         ----------------------------------
per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 3(b)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y)  the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (c)  Recapitalizations.  If outstanding shares of Common Stock shall
               -----------------
be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (d) Mergers, etc.  If there shall occur any capital reorganization or
              ------------
subdivision or combination as provided for in subsection 3(c) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then issuable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (e) Adjustment in Number of Warrant Shares. When any adjustment is
              --------------------------------------
required to be made in the Exercise Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

          (f) Certificate of Adjustment. When any adjustment is required to be
              -------------------------
made pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth the Exercise Price after such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

     4.   Fractional Shares. The Company shall not be required upon the exercise
          -----------------
of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(b) above.

     5.   Requirements for Transfer.
          -------------------------

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 5, (ii) a transfer made in accordance with Rule 144 under the Act, or (iii) a transfer by a Registered Holder which is a corporation to an affiliate, as defined under Rule 144 of the Securities Act, if the transferee agrees in writing to be subject to the terms of this Section.

          (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

     6.   No Impairment. The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     7.   Liquidating Dividends. If the Company pays a dividend or makes a
          ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares issued upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

     8.   Optional Redemption.
          -------------------

          (a) At any time, the Company may, at its option, redeem all, but not less than all, of the Warrant Shares for which the Registered Holder has not exercised its right to be issued (the "Available Warrant Shares"), by paying $3.33 per Available Warrant Share (subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalizations affecting such shares) in cash for each Available Warrant Share then redeemed (hereinafter referred to as the "Redemption Price"); provided, however, that the Registered Holder may immediately exercise its Warrant or Warrants until such time on or 15 days prior to the Redemption Date (as defined below).

          (b) At least 15 days prior to the date fixed for any redemption of Available Warrant Shares (hereinafter referred to as the "Redemption Date"), written notice shall be mailed, by first class or registered mail, postage prepaid, to the Registered Holder, notifying such holder of the election of the Company to redeem such Available Warrant Shares, specifying the Redemption Date and calling upon the Registered Holder to surrender to the Company, in the manner and at the place designated, its Warrant or Warrants, representing the Available Warrant Shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice"). On or prior to the Redemption Date (subject to the Registered Holder's right to exercise such Warrants prior to the Redemption
Date), the Registered Holder shall surrender its Warrant or Warrants representing Available Warrant Shares to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the Registered Holder and each surrendered Warrant shall be cancelled. From and after the

Redemption Date, unless there shall have been a default in payment of the Redemption Price (or the Registered Holder has exercised the Warrants prior to such Redemption Date), all rights of the Registered Holder designated for redemption in the Redemption Notice as the Registered Holder (except the right to receive the Redemption Price without interest upon surrender of the Warrant) shall cease with respect to the Warrant or Warrants representing the Available Warrant Shares, and such Warrant or Warrants shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

     9.   Notices of Record Date, etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     10.  Reservation of Stock. The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     11.  Exchange of Warrants. Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12.  Replacement of Warrants. Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     13.  Transfers, etc.
          --------------

          (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II
                                                                 ----------
hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when
                                        -------- --------
this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     14.  Mailing of Notices, etc. All notices and other communications from the
          -----------------------
Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered

Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     15.  No Rights as Stockholder. Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     16.  Change or Waiver. Any term of this Warrant may be changed or waived
          ----------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     17.  Headings. The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     18.  Governing Law. This Warrant will be governed by and construed in
          -------------
accordance with the laws of Delaware.

     19.  Registration Rights.
          -------------------

          (a) The Registered Holder shall have the demand registration rights with respect to the Warrant Shares as specified in Section 9 of the Extension Agreement dated April 29, 1998 by and among the Registered Holder, Fleet Bank, N.A., Mellon Bank, N.A., the Company and certain of its subsidiaries.

          (b) Furthermore, the Registered Holder shall be entitled to "piggy-back" registration rights for so long as the Registered Holder shall own Warrant Shares. Whenever the Company proposes to file a Registration Statement (other than pursuant to subsection 19(a) at any time and from time to time, it will, prior to such filing, give written notice to the Registered Holder of its intention to do so and, upon the written request of the Registered Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Registered Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Registered Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 19(b) without obligation to the Registered Holder or any persons or entities to which the rights under this Warrant are transferred by the Registered Holder, its successors or assigns pursuant to Section 13 hereof.

          (c) In connection with any registration under subsection 19(b) involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Warrant). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     20.  Registration Procedures. If and whenever the Company is required by
          -----------------------
the provisions of this Warrant to use to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) furnish to the Registered Holder such number of copies as the Registered Holder shall reasonably request of the prospectus, including a preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act;

          (b) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities laws of such states as the Registered Holder shall reasonably request; provided, however, that the
                                                   -------- --------
Company shall not be required in connection with this subsection 20(b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (c) promptly notify the Registered Holder, if the Company has delivered preliminary or final prospectuses to the Registered Holder and after having done so, the prospectus is amended to comply with the requirements of the Securities Act and, if requested by the Company, the Registered Holder shall immediately cease making offers or sales of Registrable Shares under the Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Registered Holder with revised prospectuses and, following receipt of the revised prospectuses, the Registered Holder shall be free to resume making offers and sales of the Registrable Shares; and

          (d) pay the expenses incurred by it in complying with its obligations under this Warrant in connection with registration rights, including all registration and filing fees, exchange listing fees, expenses for the preparation of the Registration statement, prospectus and any amendments and supplements thereto, printing and photocopy expenses, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding: (i) selling commissions or underwriting discounts incurred by the Registered Holder in connection with sales of Registrable Shares under the Registration Statement and (ii) the fees and expenses of any counsel retained by the Registered Holder.

     21.  Requirements of Registered Holder. The Company shall not be required
          ----------------------------------
to effect the registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant unless:

          (a) the Registered Holder owning such shares furnishes to the Company in writing such information regarding such Registered Holder and the proposed sale of Registrable Shares by such Registered Holder as the Company may reasonably request in writing in connection with the filing of a Registration Statement or as shall be required in connection therewith by the Commission or any state securities law authorities; and

          (b) Such Registered Holder shall have provided to the Company its written agreement that in the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant, each Registered Holder will indemnify the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Registered Holder will reimburse the Company and each other person indemnified pursuant to this Section 21 for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this Section 21
                             --------  -------
shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to the Company in an instrument duly executed by such Registered Holder and stated to be specifically for use in such prospectus or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, provided
                                                                       --------
further that each Registered Holder's liability hereunder with respect to any
-------
particular registration shall be limited to an amount equal to the net proceeds received by such Registered Holder from the Registrable Securities sold by such Registered Holder in such registration.

     22.  Indemnification by Company. In the event of any registration of any of
          --------------------------
the Registrable Shares under the Securities Act pursuant to this Warrant, the Company will indemnify each Registered Holder and each person who controls the

Registered Holder (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Registered Holder and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the
--------  -------
extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Registered Holder or controlling person and specifically for use in such prospectus or other document.


                                        IGI, INC.

                                        /s/ Edward B. Hager
                                        ---------------------------
                                        By:    EDWARD B. HAGER
                                        Title: CHAIRMAN

                                                                       EXHIBIT I
                                                                       ---------


                                 PURCHASE FORM
                                 -------------


To:_________________                                          Dated:____________


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full Exercise Price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

[_]  $______ in lawful money of the United States; and/or

[_] The cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation).

Signature:_____________________

                                                 Address:______________________

                                                         ______________________

                                                                      EXHIBIT II
                                                                      ----------


                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                     Address                  No. of
----------------                     -------                  ------
Shares
------


Dated:_____________________          Signature:________________________________

Dated:_____________________          Witness:_________________________________